FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported):  June 7, 2005

                           BAYWOOD INTERNATIONAL, INC.
             (Exact Name or Registrant as Specified in Its Charter)


            Nevada                      000-22024              77-0125664
  (State or Other Jurisdiction         (Commission           (IRS Employer
        of Incorporation)              File Number)        Identification No.)

              14950 North 83rd Place, Suite 1, Scottsdale, Arizona
                                      85260
                    (Address of Principal Executive Offices)
                                   (Zip Code)

      Registrant''s telephone number, including area code:  (480) 951-3956

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_]     Written  communications  pursuant  to Rule 425 under the Securities
Act (17 CFR 230.425)

     [_]     Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     [_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
            --------------------------------------------------------------------
               Appointment of Principal Officers
               ---------------------------------

     On June 3, 2005 Mr. Samuel Lam and Ms. Carmen Choi, directors since 2001, resigned from the Board of Directors. Mr. Lam was a member of the Audit Committee.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BAYWOOD INTERNATIONAL, INC.

Dated:  June 8, 2005                      /s/ Neil Reithinger
                                          -------------------
                                          Neil Reithinger
                                          President, Chief Executive Officer and
                                          Principal Accounting Officer